CONFIDENTIAL Member FINRA/SIPC Presentation to the Board of Directors of: November 12, 2013

2 CONFIDENTIAL This presentation was compiled on a confidential basis for use solely by the Board of Directors (the “Board”) of Spectrum Group International, Inc. ( “Parent”) in evaluating the proposed transactions described herein, and may not be used or relied upon by any other party for any other purpose. These materials may not be disclosed, in whole or in part, or summarized or otherwise referred to except as agreed in writing by Roth Capital Partners, LLC (“Roth”), except as set forth in our engagement letter with Parent dated September 12, 2013. Neither this presentation nor information contained herein is for investment purposes or for distribution to the public. The information used in the following analyses was obtained from or through the management team of Parent as well as from publicly available information. Roth has relied on such information as being complete and accurate with no material misstatements or omissions and, furthermore, has not independently verified such information. To the extent such information includes estimates, forecasts or projections prepared by or reviewed or discussed with the management of Parent or obtained from public sources, Roth has assumed that such estimates, forecasts or projections have been reasonably prepared on bases reflecting the best currently available estimates, judgments and projections of Parent’s management (or, with respect to estimates, forecasts and projections obtained from public sources, represent reasonable estimates). No representation or warranty can be or is made by Roth as to the accuracy or achievability of any such estimates, forecasts and/or projections. These materials were designed for use by specific persons familiar with the business and affairs of Parent and its affiliates, and Roth assumes no obligation to update or otherwise revise these materials. This presentation is for illustrative purposes to summarize the analyses and methodologies used by Roth in connection the transaction described herein. This presentation is not an opinion and does not purport to make any representations about Roth’s analyses and/or conclusions. Any such opinion would be under separate cover and signed by Roth. In addition, this presentation is not a recommendation as to whether to proceed with the transactions described herein or any related transaction, nor does it indicate that the consideration to be paid by Parent in the transactions described herein is the best use of capital under any circumstances or for all parties. The decision as to whether to proceed with the transactions described herein or any related transaction may depend upon an assessment of factors unrelated to the financial analysis on which this presentation is based.

3 I. Executive Summary II. Overview of Spectrum Group International, Inc. III. Pro Forma Overview of Spectrum Group International, Inc. IV. Valuation Summary V. Methodology and Assumptions VI. Pro Forma Valuation Analysis of Spectrum Group International, Inc. Exhibits I. Detailed Comparison of Selected Public Companies II. Profiles of Precedent Transactions Targets Table of Contents

I. Executive Summary 4

5 Executive Summary Executive Summary Summary of Fairness Opinion • Roth Capital Partners, LLC (“Roth”) understands that Spectrum Group International, Inc. (“SGI”, “Parent” or the “Company”) intends to distribute all shares of its wholly owned subsidiary, A-Mark Precious Metals, Inc. (“A-Mark”), to Parent’s stockholders, after which A-Mark is expected to become an independent, publicly-traded company (such distribution, the “Spin-Off”). Following the Spin-Off, Parent will effect a 1-for-1,000 reverse stock split (the “Reverse Stock Split” and, together with the Spin-Off, the “Transactions”) such that Parent stockholders of record that own fewer than 1,000 shares of common stock (the “Fractional Interest Stockholders”) will have such shares cancelled and converted into the right to receive $0.65 (the “Fractional Share Consideration”) for each share of common stock held of record prior to the Reverse Stock Split. • The Board of Directors of Parent (the “Board”) has asked Roth to provide an opinion to the Board (in its capacity as such) as to whether, as of the date hereof, the Fractional Share Consideration to be received by the Fractional Interest Stockholders in the Reverse Stock Split is fair, from a financial point of view, to such stockholders.

II. Overview of Spectrum Group International, Inc. 6

7 Overview of Spectrum Group International, Inc. Company Overview Spectrum Group International, Inc. Collectibles Trading Brands • Stack’s Bowers Galleries • Spectrum Wine Auctions, LLC • Calzona Ventures, LLC • A-Mark Precious Metals, Inc. • Collateral Finance Corporation • Transcontinental Depository Services FY13 Revenue $ 182.3 million $ 7.2 billion FY13 Operating Income $ (4.1) million $ 17.3 million Source: Company filings Note: Operating Income excludes allocation of corporate overhead expenses. • SGI is an international trader, merchant and auctioneer of coins, currency, stamps, wine and other premium memorabilia, serving collectors, dealers and investors. • Recently, the Company has completed several transactions to streamline its operations and focus on its core businesses, including: • Repurchased shares of the Company’s common stock held by Afinsa Bienes Tangibles, S.A. and Auctentia, S.L. • Repurchased shares of the Company’s subsidiary, Spectrum PMI, Inc., held by Auctentia, S.L. • Sold 12,004,387 shares of the Company’s common stock through a rights offering for proceeds of $22.8 million • Sold the Company’s stamps division for $7.8 million • Purchased the remaining 49% of Stack’s Bowers that it did not previously own for $4.9 million • Consolidated its numismatic operations under the Stack’s Bowers Galleries brand name • The Company currently operates through two primary segments, Collectibles and Trading:

8 Historical Share Price Performance 12 Month Price & Volume Source: Capital IQ. Updated as of November 11, 2013. S h a re P ri c e V o lu m e (th o u s a n d s ) Overview of Spectrum Group International, Inc. 0.0 10.0 20.0 30.0 40.0 50.0 60.0 $1.50 $1.60 $1.70 $1.80 $1.90 $2.00 $2.10 $2.20 $2.30 $2.40 SPGZ Volume SPGZ Share Price $2.00

9 Spectrum Group International, Inc. Capitalization Table Overview of Spectrum Group International, Inc. Source: management, company filings ¹ Does not include restricted stock units or options held by executives and directors. ² Includes 3,115,755 shares held by Silver Bow Ventures LLC. Basic Fully Diluted Treasury Method Common Shares Executives & Directors¹ Gregory Roberts² 3,938,080 13% 3,938,080 12% 3,938,080 12% Jeffrey Benjamin 2,965,556 10% 2,965,556 9% 2,965,556 9% Joel Anderson 2,891,966 9% 2,891,966 9% 2,891,966 9% Jess Ravich 1,028,906 3% 1,028,906 3% 1,028,906 3% William Montgomery 994,650 3% 994,650 3% 994,650 3% Ellis Landau 716,102 2% 716,102 2% 716,102 2% John Moorhead II 73,119 0% 73,119 0% 73,119 0% Arthur Hamilton 0 0% 0 0% 0 0% Antonio Arenas 0 0% 0 0% 0 0% Paul Soth 0 0% 0 0% 0 0% Carol Meltzer 0 0% 0 0% 0 0% Total Executives & Directors 12,608,379 41% 12,608,379 38% 12,608,379 40% 5%+ Holders William Richardson² 4,050,918 13% 4,050,918 12% 4,050,918 13% Afinsa Bienes Tangibles, S.A. 3,032,270 10% 3,032,270 9% 3,032,270 10% Total 5%+ Holders 7,083,188 23% 7,083,188 22% 7,083,188 22% Public Float 14,537,589 47% 14,537,589 44% 14,537,589 46% Total Common Shares 31,113,401 100% 31,113,401 95% 31,113,401 98% Restricted Stock Units 0 0% 485,501 1% 485,501 2% Options 0 0% 1,248,750 4% 0 0% Total 31,113,401 100% 32,847,652 100% 31,598,902 100%

10 Spectrum Group International, Inc. Audited Historical Financial Statements – Income Statements Overview of Spectrum Group International, Inc. Source: Company filings ($ in thousands USD) Fiscal Year Ending June 30, 2009 2010 2011 2012 2013 Revenues $ 4,286,029 $ 6,021,179 $ 7,202,171 $ 7,962,949 $ 7,406,043 Cost of Sales 4,215,229 5,973,682 7,141,415 7,914,310 7,355,180 Gross Profit 70,800 47,497 60,756 48,639 50,863 Operating Expenses: General & Administrative 29,963 22,886 22,279 23,703 19,649 MF Global Loss Provision 0 0 0 1,016 0 Salaries & Wages 29,814 25,110 27,057 25,892 25,572 Depreciation & Amortization 1,807 1,445 1,679 1,812 2,226 Goodwill and Intangible Asset Impairments 860 1,570 30 0 1,102 Litigation Settlement 0 2,697 912 0 0 Total Operating Expenses 62,444 53,708 51,957 52,423 48,549 Operating Income (Loss) 8,356 (6,211) 8,799 (3,784) 2,314 Interest and Other Income (Expense) Interest Income 5,614 6,388 9,163 12,624 8,357 Interest Expense (2,373) (2,267) (3,653) (4,939) (4,404) Other (Expense) Income, Net (393) 654 (1,047) 988 368 Unrealized Gains (Losses) on Foreign Exchange 3,068 3,304 (4,667) 4,196 (1,496) Total Interest and Other Income (Expense) 5,916 8,079 (204) 12,869 2,825 Income (Loss) Before Income Taxes 14,272 1,868 8,595 9,085 5,139 Income Tax Provision (Benefit) 3,137 (640) 3,761 4,302 1,754 Income (Loss) From Continuing Operations 11,135 2,508 4,834 4,783 3,385 Income (Loss) From Discontinued Operations, Net of tax 0 (2,070) 31 259 (139) Net Income (Loss) $ 11,135 $ 438 $ 4,865 $ 5,042 $ 3,246 Less: Net Income Attributable to Non-Controlling Interest (3,999) (1,490) (1,091) (980) 123 Net Income (Loss) Attributable to Spectrum Group International, Inc. $ 7,136 $(1,052) $ 3,774 $ 4,062 $ 3,369

11 Spectrum Group International, Inc. Audited Historical Financial Statements – Balance Sheets Overview of Spectrum Group International, Inc. ($ in thousands USD) Source: Company filings June 30, 2009 2010 2011 2012 2013 Assets Current Assets: Cash & Equivalents $ 17,545 $ 22,320 $ 24,181 $ 25,305 $ 23,643 Short-Term Investments and Marketable Securities 8,175 6,433 1,151 0 0 Receivables and Secured Loans, Net - Trading Operations 46,214 42,901 93,895 127,995 109,696 Accounts Receivable and Consignor Advances, Net - Collectibles Oprations 7,006 5,717 29,647 20,428 12,347 Inventory, Net 115,654 137,989 186,111 157,849 188,253 Prepaid Expenses and Other Assets 2,028 1,309 4,091 2,770 2,306 Deferred Tax Assets 0 0 2,246 13,192 3,630 Current Assets of Discontinued Operations 0 522 228 8,273 0 Total Current Assets 196,622 217,191 341,550 355,812 339,875 Propery and Equipment, Net 2,668 2,092 10,937 11,710 13,908 Goodwill 5,960 5,942 7,026 6,765 4,884 Other Purchased Intangible Assets, Net 8,301 5,457 8,240 7,157 6,317 Restricted Cash 650 0 1,121 550 602 Income Taxes Receivable 3,424 2,712 2,637 2,637 1,836 Deferred Tax Assets 398 144 0 1,207 3,387 Other Assets 126 248 306 943 566 Non-Current Assets of Discontinued Operations 0 687 10 1,115 0 Total Assets $ 218,149 $ 234,473 $ 371,827 $ 387,896 $ 371,375

12 Spectrum Group International, Inc. Audited Historical Financial Statements – Balance Sheets (cont’d) Overview of Spectrum Group International, Inc. ($ in thousands USD) Source: Company filings June 30, 2009 2010 2011 2012 2013 Liabilities Current Liabilities: Accounts Payable, Customer Deposits and Consignor Payables $ 20,788 $ 29,458 $ 83,867 $ 95,787 $ 95,839 Liability on Borrowed Metals 15,100 40,841 11,384 27,076 20,117 Obligation Under Product Financing Arrangement 0 0 0 15,576 38,554 Accrued Expenses and Other Current Liabilities 23,161 13,248 16,204 9,921 10,693 Accrued Litigation Settlement 6,556 2,697 755 0 0 Income Taxes Payable 6,582 825 2,460 17,860 6,364 Lines of Credit 52,750 47,200 134,891 92,669 100,857 Debt Obligations, Current Portion 0 0 146 154 161 Deferred Tax Liability 1,920 934 0 0 0 Dividend Payable to Auctentia 0 2,500 0 0 0 Current Liabilities of Discontinued Operations 0 1,102 23 8,224 0 Total Current Liabilities 126,857 138,805 249,730 267,267 272,585 Deferred and Other Long Term Liabilities 189 7,794 11,785 8,010 9,322 Debt Obligations, Net of Current Portion 0 0 6,689 6,574 8,788 Other Long Term Liabilities 0 0 0 168 1,888 Total Liabilities 127,046 146,599 268,204 282,019 292,583 Redeemable Non-Controlling Interest 0 0 0 124 160 Stockholders' Equity Preferred Stock 0 0 0 0 0 Common Stock 283 319 325 327 309 Additional Paid-In Capital 233,385 241,615 241,917 242,418 206,655 Accumulatd Other Comprehensive Income 8,419 3,529 9,867 6,389 6,605 Accumulated Deficit (161,298) (164,612) (160,838) (156,777) (134,937) Total Spectrum Group International, Inc. Stockholders' Equity 80,789 80,851 91,271 92,357 78,632 Non-Controlling Interests 10,314 7,023 12,352 13,396 0 Total Stockholders' Equity 91,103 87,874 103,623 105,753 78,632 Total Liabilities & Stockholders' Equity $ 218,149 $ 234,473 $ 371,827 $ 387,896 $ 371,375

13 Spectrum Group International, Inc. Audited Historical Financial Statements – Statement of Cash Flows Overview of Spectrum Group International, Inc. ($ in thousands USD) Source: Company filings Fiscal Year Ending June 30, 2009 2010 2011 2012 2013 Cash Flows from Operating Activities Net Income $ 11,135 $ 438 $ 4,865 $ 5,042 $ 3,246 Net (Income) Loss from Discontinued Operations, Net of Tax 0 2,070 (31) (259) 139 Income from Continuing Operations 11,135 2,508 4,834 4,783 3,385 Adjustments to Reconcile Net Income to Net Cash Provided (Used in) Operating Activities: Unrealized (Gains) Losses on Derivative Instruments 4,696 0 0 0 0 Unrealized (Gains) Losses on Foreign Currency (3,000) (3,304) 4,667 (4,196) 1,496 Depreciation & Amortization 1,807 1,570 1,679 1,812 2,226 Impairment of Goodwill and Intangible Assets 860 1,445 30 0 1,102 Provision for Bad Debts 440 (22) 22 2,094 (396) Provision for Inventory Reserve 1,356 1,203 166 485 835 Share Based Compensation 1,115 1,843 862 542 1,176 Legal Settlement 0 2,697 912 0 0 Gain on Sale of Marketable Securities (254) (135) 0 0 0 Loss on Abandonment of Property and Equipment (432) 144 0 75 52 Changes in Assets and Liabilities: Accounts Receivable and Consignor Advances (432) 609 (23,327) 1,760 7,853 Receivables and Secured Loans (20,629) 3,296 (50,864) (36,194) 18,394 Litigation Settlement Receivable 5,975 0 0 0 0 Inventory 13,911 (24,051) (48,162) 27,100 (24,302) Prepaid Expenses and Other Assets 2,309 559 (2,372) (241) 852 Liability on Borrowed Metals (3,688) 25,741 (29,457) 15,692 (6,959) Accounts Payable, Accured Expenses and Other Liabilities (6,233) (887) 57,953 11,671 (5,697) I c me Taxes Receivable/Payable 4,651 (468) 3,170 16,205 (9,527) Deferred Taxes (12) 34 294 (16,460) 7,597 Accrued Litigation Settlement (7,241) 0 (2,854) (755) 0 Net Cash Provided by (Used in) Continuing Operating Activities 6,334 12,782 (82,447) 24,373 (1,913) Net Cash Provided by (Used in) Discontinued Operating Activities 0 199 (1,026) 3,423 (2,825) Net Cash Provided by (Used in) Operating Activities $ 6,334 $ 12,981 $(83,473) $ 27,796 $(4,738)

14 Spectrum Group International, Inc. Audited Historical Financial Statements – Statement of Cash Flows (cont’d) Overview of Spectrum Group International, Inc. ($ in thousands USD) Source: Company filings Fiscal Year Ending June 30, 2009 2010 2011 2012 2013 Cash Flows from Investing Activities Capital Expenditures for Property and Equipment $(1,595) $(687) $(797) $(2,606) $(2,702) Purchase of Non-Controlling Interest 0 0 0 0 (2,250) Proceeds from Disposition of Assets 2,072 0 0 0 7,750 Purchase of McGaw Building 0 0 (725) 0 0 C sh Transferred Related to Disposition of Business 0 0 0 0 (3,935) Cash Paid for Acquisition, Net of Cash Received (592) (657) (3,250) 0 0 Sales of Short Term Investments (8,734) 827 6,093 1,068 0 Change in Restricted Cash (650) 650 (1,121) 571 (52) Purchase / Sales of Marketable Securities 1,178 1,050 0 0 0 Proceeds from Sales of Greg Martin Auctions 0 0 125 0 0 Net Cash Provided by (Used in) Continuing Investing Activities (8,321) 1,183 325 (967) (1,189) Net Cash Provided by (Used in) Discontinued Investing Activities 0 (12) 0 (34) (22) Net Cash Provided by (Used in) Investing Activities (8,321) 1,171 325 (1,001) (1,211)

15 Spectrum Group International, Inc. Audited Historical Financial Statements – Statement of Cash Flows (cont’d) Overview of Spectrum Group International, Inc. ($ in thousands USD) Source: Company filings Fiscal Year Ending June 30, 2009 2010 2011 2012 2013 Cash Flows from Financing Activities Borrowing (Repayments) Under Lines of Credit, Net (12,997) (5,550) 86,300 (42,222) 8,188 Borrowing (Repayments) on Notes Payable 0 0 0 (107) (524) Repurchase of Stock Issued for Class Action Settlement (1,198) 0 0 0 0 Issuance of Common Stock 0 0 0 0 25,145 Repurchase/Retirement of Afinsa and Auctentia Common Stock 0 0 0 0 (51,178) Repurchase of Common Stock 0 0 0 0 (247) Contributions from Non-Controlling Interest 0 0 1,470 150 0 Distributions Paid to Non-Controlling Interest 0 (1,281) 0 (6) 0 Dividends Paid to Non-Controlling Interest 0 (1,000) (3,232) 0 0 Obligation Under Product Financing Arrangement 0 0 0 15,576 22,978 Taxes Paid on Behalf of Employees with Respect to Vesting of Restr. Shares (98) (133) (180) 0 0 Repurchase of Restricted Stock 0 0 0 0 (1) Pro eeds from Exercise of Stock Options 0 0 3 5 105 Net Cash Provided by (Used in) Financing Activities (14,293) (7,964) 84,361 (26,604) 4,466 Effects of Exchange Rate Changes on Cash (2,035) (1,413) 648 933 (179) Net Increase in Cash and Cash Equivalents $(18,315) $ 4,775 $ 1,861 $ 1,124 $(1,662) Cash and Cash Equivalents, Beginning of Period 35,860 17,545 22,320 24,181 25,305 Cash and Cash Equivalents, End of Period 17,545 22,320 24,181 25,305 23,643

III. Pro Forma Overview of Spectrum Group International, Inc. 16

17 Pro Forma Historical & Projected Financials Summary Pro Forma Overview of Spectrum Group International, Inc. • Parent is contemplating spinning off its trading business, which comprises A-Mark Precious Metals and its subsidiaries, Collateral Finance Corporation and Transcontinental Depository Services, to Parent’s stockholders through the distribution of all of A-Mark’s shares. • Following the Spin-Off, Parent’s operations will consist solely of its collectibles business, which includes Stack’s Bowers Galleries, Spectrum Wine Auctions and Calzona Ventures, along with its corporate overhead and headquarters building. • In order to evaluate the pro forma operations and financial results of Parent, after giving effect to the Spin-Off, management prepared and provided us with, in addition to other information and analyses, historical and projected income statements for fiscal years 2013 through 2018 and a pro forma balance sheet as of June 30, 2013. • Our financial analysis is based on estimates, projections and other information provided by management, and with Parent’s consent, we have relied upon such estimate, projections and other information being accurate and complete in all material respects and have not attempted to independently verify the accuracy or validity of such estimates, projections and other information.

18 Pro Forma Balance Sheet as of June 30, 2013 Source: Company Management Pro Forma Overview of Spectrum Group International, Inc. Assets Current Assets Cash $ 1,532 Trade Accounts Receivable 12,340 Inventories 26,316 Prepaid Expenses & Other 1,905 Investments 0 Deferred Tax Assets (2,364) Total Current Assets $ 39,729 Fixed Assets Gross Property, Plant & Equipment $ 12,695 Accumulated Depreciation 0 Net Fixed Assets $ 12,695 Other Non-Current Assets Other Assets $ 491 Goodwill & Intangibles 3,176 Accumulated Amortization 0 Income Tax Receivable 1,836 Deferred Tax Assets 3,938 Restricted Cash 602 Total Other Non-Current Assets $ 10,043 Total Assets $ 62,467 Liabilities Current Liabilities Line of Credit $ 5,857 Trade Accounts Payable 10,311 Accrued Expenses & Other 3,791 Incom Tax Payable (6,636) Total Current Liabilities $ 13,323 Long-Term Liabilities Stack's Seller Note $ 2,686 Summit Rare Coins 200 McGaw Mortgage 6,263 Income Tax Provision 5,934 Other Long-Term Liability 1,888 Total Long-Term Liabilities $ 16,971 Total Liabilities $ 30,294 Redeemable Non-Controlling Interest 160 Equity Capital Stock $ 32,013 Total Equity $ 32,013 Total Liabilities & Equity $ 62,467

19 Pro Forma Historical & Projected Income Statement Source: Company Management ¹ Interest on line of credit. ² FY 2014-16 management bonus amounts based on Greg Roberts employment agreement dated February 14, 2013. FY 2017-18 management bonus amounts assume employment agreement is renewed on identical terms as the current agreement.. Pro Forma Overview of Spectrum Group International, Inc. Fiscal Year Ending June 30, 2013 2014E 2015P 2016P 2017P 2018P Total Revenue $ 198,004 $ 175,070 $ 175,070 $ 175,070 $ 175,070 $ 175,070 % growth (11.6)% 0.0% 0.0% 0.0% 0.0 % Total Cost of Goods Sold $ 178,666 $ 153,476 $ 153,476 $ 153,476 $ 153,476 $ 153,476 Gross Profit $ 19,338 $ 21,594 $ 21,594 $ 21,594 $ 21,594 $ 21,594 % margin 9.8% 12.3% 12.3% 12.3% 12.3% 12.3 % Operating Expenses Operating Expenses, excluding D&A $ 20,232 $ 18,180 $ 16,362 $ 16,062 $ 16,062 $ 16,062 Depreciation 980 692 692 692 692 692 Amortization 0 152 152 152 152 152 Interest Expense¹ 488 250 250 250 250 250 Total Stack's Operating Expenses $ 21,700 $ 19,274 $ 17,456 $ 17,156 $ 17,156 $ 17,156 Stack's Operating Income $(2,362) $ 2,320 $ 4,138 $ 4,438 $ 4,438 $ 4,438 % margin (1.2)% 1.3% 2.4% 2.5% 2.5% 2.5 % Corporate Overhead Expense (Incl. McGaw) $ 9,745 $ 4,500 $ 2,500 $ 1,500 $ 1,500 $ 1,500 Management Bonus² 0 0 0 0 0 0 Total SGI Operating Income $(12,107) $(2,180) $ 1,638 $ 2,938 $ 2,938 $ 2,938 % margin (6.1)% (1.2)% 0.9% 1.7% 1.7% 1.7 % Total Other (Income) Expense $ 2,725 $ 351 $ 351 $ 351 $ 351 $ 351 Pre-Tax Income $(14,832) $(2,531) $ 1,287 $ 2,587 $ 2,587 $ 2,587 Income Tax Expense (Benefit) $ 0 $(1,007) $ 512 $ 1,030 $ 1,030 $ 1,030 Net Income (Loss) from Continued Operations $(14,832) $(1,524) $ 775 $ 1,557 $ 1,557 $ 1,557 Income (Loss) from Discontinued Operations $(1,326) $(412) $ 0 $ 0 $ 0 $ 0 Net Income (Loss) $(16,158) $(1,935) $ 775 $ 1,557 $ 1,557 $ 1,557 % margin (8.2)% (1.1)% 0.4% 0.9% 0.9% 0.9 % SGI Adjusted EBITDA $(11,738) $(930) $ 2,888 $ 4,188 $ 4,188 $ 4,188 % margin (5.9)% (0.5)% 1.6% 2.4% 2.4% 2.4 % Change in Working Capital $ 2,286 $ 0 $ 0 $ 0 $ 0 Capital Expenditures (692) (692) (692) (692) (692)

III. Valuation Summary 20

21 Methodology Assumptions Selected Public Companies Analysis CY 2015 EBITDA • 9.8x to 10.3x 2015 EBITDA • 20.0% small company discount • Implied EV of $29.6m to $31.0m Selected Public Companies Analysis CY 2015 Net Income • 15.8x to 19.4x 2015 Net Income • 20.0% small company discount • Implied EV of $23.9m to $27.2m Precedent Transactions Analysis LTM¹ EBITDA • Precedent transactions range from 8.0x to 16.3x LTM EBITDA • Negative LTM EBITDA for SGI results in valuation that is not meaningful Discounted Cash Flow Analysis • WACCs of 12.0% to 14.0% • Perpetual growth rates of 2.0% to 3.0% • Implied EV of $18.7m to $24.3m Per Share Equity Valuation Range Pro Forma Spectrum Group International, Inc. Valuation Summary NM ¹ As of 6/30/2013. Fractional Share Consideration: $0.65 per share $ 0.30 $ 0.47 $ 0.65 $ 0.48 $ 0.57 $ 0.69

IV. Methodology and Assumptions 22

23 Methodology and Assumptions Methodology & Assumptions Approach • In arriving at a range of pro forma estimated values for Parent common stock, Roth utilized various widely-used valuation methodologies. Different valuation techniques are likely to derive different ranges of values, and the use of more than one methodology serves to validate the results of any single approach while reducing the margin of error. • While the following summary describes several analyses and examinations that Roth deemed material to its analysis, they are not a comprehensive description of all analyses and examinations actually conducted by Roth. The preparation of a fairness opinion necessarily is not susceptible to partial analysis or summary description. Roth believes that such analyses and the following summary set forth herein must be considered as a whole and that selecting portions of such analyses and of the factors considered, without considering all such analyses and factors, would create an incomplete view of the process underlying the analyses set forth in its presentation to the Board. The ranges of values resulting from any particular analysis described herein should not be taken to be Roth’s view of the actual value of Parent common stock, nor the fairness, from a financial point of view, to the Fractional Interest Shareholders of the Fractional Share Consideration.

24 Methodology & Assumptions Summary (cont’d) For the purposes of its analysis, Roth: • reviewed A-Mark’s registration statement on Form S-1 (the “Registration Statement”) in connection with the Spin-Off, filed on November 12, 2013; • reviewed a draft of Parent’s Schedule 14A proxy statement (the “Proxy Statement”) in connection with the Reverse Stock Split, received by us on November 9, 2013; • reviewed certain publicly available business and financial information of Parent that we believe to be relevant to our inquiry; • reviewed certain internal financial statements and other financial and operating data concerning Parent; • reviewed certain pro forma financial forecasts relating to Parent (giving effect to the Spin-Off) prepared by the management of Parent (the “Parent Forecasts”); • discussed the past and current operations, financial condition and prospects of Parent with management of Parent; • reviewed the reported prices and trading activity for Parent common stock; • compared the financial performance of Parent, and the prices and trading activity of Parent common stock, with that of certain publicly traded companies we deemed relevant; • considered publicly available financial terms of certain transactions we deemed relevant; and • performed such other analyses and considered such other factors as we have deemed appropriate. Methodology and Assumptions

V. Pro Forma Valuation Analysis of Spectrum Group International, Inc. 25

26 Analysis at Various Prices Pro Forma Spectrum Group International, Inc. Pro Forma Valuation Analysis of Spectrum Group International, Inc. ¹ As of 6/30/2013 ² SGI financial metrics have been calendarized (for Dec 31 year end) for comparison purposes. ³ See peer group detail on page 28. ($ in millions, except per share amounts) Price Per Share $ 0.35 $ 0.45 $ 0.55 $ 0.65 $ 0.75 $ 0.85 $ 0.95 Diluted Shares Outstanding 31.6 31.6 31.6 31.6 31.6 31.6 31.6 Total Equity Value $ 11.1 $ 14.2 $ 17.4 $ 20.5 $ 23.7 $ 26.9 $ 30.0 Net Debt¹ $ 9.1 $ 9.1 $ 9.1 $ 9.1 $ 9.1 $ 9.1 $ 9.1 Enterprise Value $ 20.2 $ 23.4 $ 26.5 $ 29.7 $ 32.8 $ 36.0 $ 39.2 Selected Companies Metric² Value² Implied Multiples Low³ High³ EBITDA LTM¹ $(11.7) NM NM NM NM NM NM NM 7.2x 15.8x CY 2013 (6.3) NM NM NM NM NM NM NM 11.7 14.9 CY 2014 1.0 20.6x 23.9x 27.1x 30.3x 33.5x 36.8x 40.0x 10.6 13.2 CY 2015 3.5 5.7 6.6 7.5 8.4 9.3 10.2 11.1 9.8 10.3 Net Income LTM¹ $(16.2) NM NM NM NM NM NM NM 14.8x 37.0x CY 2013 (9.0) NM NM NM NM NM NM NM 18.5 28.2 CY 2014 (0.6) NM NM NM NM NM NM NM 17.3 22.8 CY 2015 1.2 9.5x 12.2x 14.9x 17.6x 20.3x 23.0x 25.7x 15.8 19.4

27 Selected Public Company Analysis Multiples Analysis ¹ SGI financial metrics have been calendarized (for Dec 31 year end) for comparison purposes. ² Represents a 20% small company discount to reflect SGI’s size relative to the comparable companies. ³ As of 6/30/2013. Pro Forma Valuation Analysis of Spectrum Group International, Inc. Selected Company Multiples Implied Equity Value Adjusted Equity Value Implied Price per Share Metric¹ Value¹ Low High Low High Low High Low High LTM EBITDA³ $(11.7) 7.2 x 15.8 x NM NM NM NM NM NM CY 2013 EBITDA (6.3) 11.7 14.9 NM NM NM NM NM NM CY 2014 EBITDA 1.0 10.6 13.2 NM NM NM NM NM NM CY 2015 EBITDA 3.5 9.8 10.3 $ 25.6 $ 27.4 $ 20.5 $ 21.9 $ 0.65 $ 0.69 LTM Net Income³ $(16.2) 14.8 x 37.0 x NM NM NM NM NM NM CY 2013 Net Income (9.0) 18.5 28.2 NM NM NM NM NM NM CY 2014 Net Income (0.6) 17.3 22.8 NM NM NM NM NM NM CY 2015 Net Income 1.2 15.8 19.4 $ 18.5 $ 22.6 $ 14.8 $ 18.1 $ 0.47 $ 0.57

28 Selected Public Company Analysis Multiples Analysis Detail Pro Forma Valuation Analysis of Spectrum Group International, Inc. Source: SEC filings, Capital IQ ¹ Based on treasury method. LTM Margins Inventory Revenue EBITDA EPS LT EPS Company Gross EBITDA Turns LTM CY 2013 CY 2014 CY 2015 LTM CY 2013 CY 2014 CY 2015 LTM CY 2013 CY 2014 CY 2015 Growth % Copart, Inc. 40.5% 32.0% 64.7x $ 1,046.4 $ 1,101.0 $ 1,181.7 $ 1,236.4 $ 339.7 $ 362.9 $ 409.6 $ 445.1 $ 1.39 $ 1.45 $ 1.74 $ 1.99 12.4% DGSE Companies Inc. 18.4 2.5 7.8 126.5 NA NA NA 3.2 NA NA NA (0.09) NA NA NA 0.0 KAR Auction Services, Inc. 42.8 22.4 0.0 2,126.4 2,168.4 2,278.9 2,366.5 477.0 536.2 592.6 641.4 0.77 1.20 1.44 1.67 15.0 Ritchie Bros. Auctioneers Incorporated89.1 35.5 1.2 453.3 457.5 478.3 510.6 163.5 169.5 182.4 209.1 0.77 0.81 0.89 1.03 13.8 Sotheby's 55.6 28.5 3.5 766.2 780.4 843.4 NA 218.2 231.4 282.0 NA 1.53 1.81 2.24 2.70 18.0 The Stanley Gibbons Group plc 43.0 15.5 0.9 61.5 62.4 68.8 A 9.5 9.9 10.7 A 0.31 0.28 0.30 NA NA Turners Auctions Ltd. 30.5 10.8 8.5 68.5 NA NA NA 7.8 NA NA NA 0.12 NA NA A A Mean 45.7% 21.0% 12.4x $ 664.1 $ 913.9 $ 970.2 $ 1,371.2 $ 174.1 $ 262.0 $ 295.4 $ 431.9 $ 0.69 $ 1.11 $ 1.32 $ 1.85 11.8% edian 42.8 22.4 3.5 453.3 780.4 843.4 1,236.4 163.5 231.4 282.0 445.1 0.77 1.20 1.44 1.83 13.8 Closing % of Enterprise Value Multiples Price 52 Week Market Enterprise Revenue EBITDA P/E Multiples Comp y 11/11/2013 High % Float Cap¹ Value LTM CY 2013 CY 2014 CY 2015 LTM CY 2013 CY 20 4 CY 2 15 LTM CY 2013 CY 2014 CY 2015 Copart, Inc. $ 31.49 82.3% 82.9% $ 4,1 9.4 $ 4,447.3 4.3x 4.0x 3.8x 3.6x 13.1x 12.3x 10. x 0.0x 22.7x 21.7x 18.1x 15.8x DGSE Companies Inc. 2.40 37.1 5.0 29.2 32.1 0.3 NA NA NA 10.2 NA NA NA NM NA NA NA KAR Auction Services, Inc. 28.48 93.9 99.9 3,975.8 6,292.5 3.0 2.9 2.8 2.7 13.2 11.7 10.6 9.8 37.0 23.8 19.8 17.1 Ritchie Bros. Auctioneers Incorporated19.98 87.1 84.1 2,137.8 2,158.4 4.8 4.7 4.5 4.2 13.2 12.7 11.8 10.3 25.9 24.7 22.5 19.4 Sotheby's 51.04 95.2 81.0 3,626.5 3,445.9 4.5 4.4 4.1 NA 15.8 14.9 12.2 NA 33.4 28.2 22.8 18.9 The Stanley Gibbons Group plc 5.18 95.9 97.1 152.8 141.2 2.3 2.3 2.1 A 14.8 14.3 13.2 A 16.7 18.5 17.3 NA Turners Auctions Ltd. 1.81 97.3 65.0 49.6 56.4 0.8 NA NA NA 7.2 NA NA NA 14.8 NA NA A Mean 84.1% 77.9% $ 2,013.0 $ 2,367.7 2.8x 3.7x 3.4x 3.5x 12.5x 13.2x 11.7x 10.0x 25.1x 23.4x 20.1x 17.8x edian 93.9 82.9 2,137.8 2,158.4 3.0 4.0 3.8 3.6 13.2 12.7 11.8 10.0 24.3 23.8 19.8 18.0

29 Precedent Transactions Analysis Multiples Analysis ¹ SGI financial metrics have been calendarized (for Dec 31 year end) for comparison purposes. ² Represents a 20% small company discount to reflect SGI’s size relative to the comparable companies. ³ As of 6/30/2013. Pro Forma Valuation Analysis of Spectrum Group International, Inc. Precedent Transaction Multiples Implied Equity Value Adjusted Equity Value Implied Price per Share Metric¹ Value¹ Low High Low High Low High Low High LTM EBITDA³ $(11.7) 8.0 x 16.3 x NM NM NM NM NM NM

30 Precedent Transactions Analysis Multiples Analysis Detail Pro Forma Valuation Analysis of Spectrum Group International, Inc. Source: SEC filings, Capital IQ, press releases Enterprise EV / LTM EV / LTM Announced Target Acquirer Value Revenue EBITDA Sep-13 Noble Investments The Stanley Gibbons Group (AIM:SGI) $ 62.5 3.1x 16.3x Jun-13 Recovery Services Copart (NasdaqGS:CPRT) 2.0 NA NA May-13 Stack's Bowers Numismatics Spectrum Group International, Inc. (SPGZ) 10.0 NA NA Oct-12 StampWants.com The Stanley Gibbons Group (AIM:SGI) 1.0 3.3x NA May-12 GoIndustry DoveBid Liquidity Services (NasdaqGS:LQDT) 31.0 0.1x NA May-12 AssetNation Ritchie Bros. Auctioneers (NYSE:RBA) 64.0 NA NA Aug-11 Openlane ADESA 210.0 2.1x 16.2x Jun-11 Southern Bullion Coin and Jewelry DGSE Companies (AMEX:DGSE) 3.9 0.1x NA May-11 Crown Jewel Start Today 12.3 NA NA May-11 TruckCenter.com Liquidity Services (NasdaqGS:LQDT) 18.0 0.4x NA Mar-11 Japan Bike Auction Co. USS Co. Ltd., iKco., Ltd. 10.8 NA NA Dec-10 Stack's Bowers Numismatics Spectrum Group International, Inc. (SPGZ) 6.4 0.1x NA Nov-10 KVD-Kvarndammen Bilauktioner AB Ratos AB 78.4 2.6x NA Nov-10 RealtyBid CoreLogic (NYSE:CLGX) 12.0 NA NA Aug-10 Benham Collectibles The Stanley Gibbons Group (AIM:SGI) 2.5 0.5x NA Apr-07 Universal Salvage Copart (NasdaqGS:CPRT) 123.7 1.0x 14.8x Dec-06 ADESA Goldman Sachs Group 3,700.0 3.8x 9.7x Nov-06 Hometown Auto Retailers Management Buyout 50.7 0.2x 8.0x Jul-06 Superior Galleries DGSE Companies (AMEX:DGSE) 24.7 0.6x NM Apr-06 Tradera eBay (NasdaqGS:EBAY) 48.0 NA NA Feb-05 Insurance Auto Auctions Kelso & Company, Parthenon Capital Partners 385.0 1.6x 11.3x Feb-01 iBazar eBay (NasdaqGS:EBAY) 125.6 41.5x NA Jun-00 Canadian Auction Group ADESA 160.0 2.4x NA Mean 4.0 x 12.7 x Median 1.3 13.0

31 Discounted Cash Flow Analysis Summary Pro Forma Valuation Analysis of Spectrum Group International, Inc. ¹ As of 6/30/2013. ² Weighted average cost of capital analysis on slide 32. Fiscal Year Ending June 30, 2014E 2015P 2016P 2017P 2018P Gross Revenue $ 175,070 $ 175,070 $ 175,070 $ 175,070 $ 175,070 % Growth (11.6)% 0.0% 0.0% 0.0% 0.0 % Operating Income (EBIT) $(2,180) $ 1,638 $ 2,938 $ 2,938 $ 2,938 % Margin (1.2)% 0.9% 1.7% 1.7% 1.7 % Less: Income Taxes $(1,007) $ 512 $ 1,030 $ 1,030 $ 1,030 D bt Free Net Income (NOPAT) $(1,173) $ 1,126 $ 1,908 $ 1,908 $ 1,908 Plus: Depreciation & Amortization $ 844 $ 844 $ 844 $ 844 $ 844 Plus: Interest & Other Income 406 406 406 406 406 Less: Change in Net Working Capital 2,286 0 0 0 0 Less: Capital Expenditures (692) (692) (692) (692) (692) Less: Stack's Earnout 0 (48) (775) 0 0 Unlevered Free Cash Flows $ 1,671 $ 1,636 $ 1,691 $ 2,466 $ 2,466 Sum of the Present Value of Cash Flows $ 7,211 Terminal Value (Perpetuity Growth) 13,892 Enterprise Value $ 21,103 Net Debt¹ $ 9,149 Implied Equity Value $ 11,954 Implied Per Share Price $ 0.38 Implied Per Share Price Implied Per Share Price Perpetuity Growth Rate 2018 Terminal Multiple 0$ 1.5% 2.0% 2.5% 3.0% 3.5% 11.0% $ 0.47 $ 0.50 $ 0.54 $ 0.58 $ 0.62 12.0% 0.40 0.42 0.45 0.48 0.51 13.0% 0.34 0.36 0.38 0.40 0.43 14.0% 0.29 0.30 0.32 0.34 0.36 15.0% 0.24 0.26 0.27 0.29 0.30 We igh ted Av era ge Co st of Ca pit al²

32 Discounted Cash Flow Analysis Weighted Average Cost of Capital Analysis Beta Cost of Equity Cost of Debt Weighted Average Cost of Capital 1 As reported by Capital IQ 11/11/2013. 2 Calculated based on book value of debt as of the latest reported date and market value of equity as of the date of this analysis. 3 Implied Beta (levered) = Mean comparable Unlevered Beta x (1+ (1 - Tax Rate) x Debt/Equity). 4 Risk free rate is based on current yield of 10-year Treasury note as of 11/11/2013. 5 Market risk premium equals the difference between 12% and the risk free rate. 6 Small Company Risk Premium applied to SGI cost of equity capital due to relatively small size compared to peer group. 7 Cost of Equity Capital = Risk Free Rate + (Levered Beta x Risk Premium) + Small Company Risk Premium. 8 Interest rates based on information provided by management. Pro Forma Valuation Analysis of Spectrum Group International, Inc. Company Ticker Levered Beta¹ Debt / Equity Ratio² Unlevered Beta Copart, Inc. CPRT 0.58 0.10 0.55 DGSE Companies Inc. DGSE 0.82 0.19 0.74 KAR Auction Services, Inc. KAR 1.53 0.63 1.11 Ritchie Bros. Auctioneers Incorporated RBA 1.22 0.10 1.15 Sotheby's BID 2.16 0.14 1.98 Th Stanley Gibbons Group plc AIM:SGI 0.49 0.00 0.49 Turners Auctions Ltd. NZSE: TUA 0.12 0.35 0.10 Mean 0.99 0.22 0.87 Median 0.82 0.14 0.74 Current Debt / Equity Ratio 0.73 Assumed Tax Rate 39.8 % Implied (Levered) Beta of SGI³ 1.26 Components Amount Risk Free Rate⁴ 2.8 % Implied (Levered) Beta of SGI³ 1.26 Equity Risk Premium⁵ 9.3 % Small Company Risk Premium⁶ 5.0 % Cost of Equity Capital⁷ 19.4 % Debt Rate⁸ Amount Line of Credit 4.5% $ 5.9 Stack's Seller Note 5.3% 2.7 Summit Rare Coins 6.0% 0.2 McGaw Mortgage 5.5% 6.3 Cost of Debt Capital 5.1% $ 15.0 Components Cost Cost of Equity Capital 19.4 % Cost of Debt Capital 5.1 % Estimated Effective Tax Rate 39.8 % Weighted Average Cost of Capital 12.5%

Exhibits 33

I. Detailed Comparison of Selected Public Companies 34

35 Selected Public Companies Profiles Detailed Comparison of Selected Public Companies Copart, Inc. NASDAQ: CPRT Copart, Inc. is a provider of online auctions and vehicle remarketing services in the United States, Canada and the United Kingdom. The Company provides vehicle sellers with a range of services to process and sell vehicles over the Internet through its Virtual Bidding Second Generation Internet auction-style sales technology, which the Company refers to as VB2. Sellers are primarily insurance companies, but also include banks and financial institutions, charities, car dealerships, fleet operators and vehicle rental companies. Copart was founded in 1982 and is headquartered in Fairfield, California. Share Price: $ 31.49 52-Week Low: $ 28.67 52-Week High: $ 38.26 Market Cap: $ 4,119m Net Debt: $ 328m Enterprise Value: $ 4,447m DGSE Companies, Inc. AMEX: DGSE DSGE Companies, Inc., together with its subsidiaries, buys and sells jewelry, bullion products, and rare coins to the wholesale and retail customers in the United States. The company offers finished jewelry, gem stones, and gold jewelry components, as well as makes custom jewelry to order; and provides jewelry repair services. It also offers precious metals products, including the United States and other government coins, medallions, art bars, and trade unit bars, as well as conducts Internet auctions. It markets its products and services through its facilities in Dallas and Euless, Texas; Mt. Pleasant, South Carolina; and Woodland Hills, California, as well as through its Internet Web sites DGSE.com, CGDEinc.com, SGBH.com, SuperiorPreciousMetals.com, SuperiorEstateBuyers.com, USBullionExchange.com, Americangoldandsilverexchange.com, and FairchildWatches.com. The company operates 8 primary Internet sites and approximately 900 related landing sites. It serves individual consumers, dealers, and institutions. The company was founded in 1965 and is based in Dallas, Texas. Share Price: $ 2.40 52-Week Low: $ 2.15 52-Week High: $ 6.47 Market Cap: $ 29m Net Debt: $ 3m Enterprise Value: $ 32m KAR Auction Services, Inc. NYSE: KAR KAR Auction Services, Inc. is a provider of vehicle auction services in North America. It provides auction services for sellers of used, or whole car, vehicles and salvage vehicles, through its 229 physical auction locations and Internet venues. Its revenues are generated, through auction fees from both vehicle buyers and sellers, as well as by providing ancillary services, including inspections, storage, transportation, reconditioning, salvage recovery, titling, and floorplan financing. The Company operates in three business segments: ADESA Auctions (ADESA), Insurance Auto Auctions, Inc. (IAAI) and Automotive Finance Corporation (AFC). The company was founded in 1989 and is headquartered in Carmel, Indiana. Share Price: $ 28.48 52-Week Low: $ 17.00 52-Week High: $ 30.32 Market Cap: $ 3,976m Net Debt: $ 2,317m Enterprise Value: $ 6,293m ($ in USD) Source: Capital IQ Note: Data as of market close on 11/11/2013.

36 Selected Public Companies Profiles (Cont’d) ($ in USD) Detailed Comparison of Selected Public Companies Ritchie Bros. Auctioneers Incorporated NYSE: RBA Ritchie Bros. Auctioneers Incorporated, an industrial auctioneer, sells various equipment to on-site and online bidders worldwide. The company, through unreserved public auctions, sells a range of used and unused industrial assets, including equipment, trucks, and other assets utilized in the construction, transportation, agricultural, material handling, mining, forestry, petroleum, and marine industries. It also provides Internet bidding services, which facilitate customers access to live and online auction participation. The company primarily serves buyers and sellers of equipment, trucks, and other industrial assets; rental companies and brokers; finance companies; and truck and equipment dealers. The company was founded in 1963 and is based in Burnaby, Canada. Share Price: $ 19.98 52-Week Low: $ 18.08 52-Week High: $ 22.95 Market Cap: $ 2,138m Net Debt: $ 20m Enterprise Value: $ 2,158m Sotheby’s NYSE:BID Sotheby’s is an auctioneers of authenticated fine and decorative art, jewelry and collectibles. Sotheby’s operations are organized under three segments: Auction, Finance and Dealer. Sotheby’s Auction segment functions principally as an agent by offering authenticated works of art for sale at auction and by brokering private sales of artwork. Sotheby’s also operates as a dealer in works of art through its Dealer segment, conducts art-related financing activities through its Finance segment and is engaged, to a lesser extent, in brand licensing activities. Sotheby’s Finance segment provides certain collectors and art dealers with financing, secured by works of art it either has in its possession or permits borrowers to possess. Sotheby’s was founded in 1744 and is headquartered in New York, New York. Share Price: $ 51.04 52-Week Low: $ 27.98 52-Week High: $ 53.61 Market Cap: $ 3,627m Net Debt: $(181m) Enterprise Value: 3,446m The Stanley Gibbons Group PLC LSE:SGI Stanley Gibbons Group plc is engaged in dealing in stamps, autographs, first day covers, rare records and related memorabilia, the development and operation of collectible websites, philatelic publishing auctioneering, mail order, retailing, and the manufacture of philatelic accessories. The Company’s segments include: Philatelic trading and retail operations, Publishing and philatelic accessories, Autographs, records and related memorabilia, Benham first day covers and Internet development. The Stanley Gibbons Group plc was founded in 1977 and is based in St Helier, Channel Islands. Share Price: $ 5.18 52-Week Low: $ 3.51 52-Week High: $ 5.40 Market Cap: $ 153m Net Debt: $(12m) Enterprise Value: $ 141m Source: Capital IQ Note: Data as of market close on 11/11/2013.

37 Selected Public Companies Profiles (Cont’d) Turners Auctions Ltd. NZSE: TUA Turners Auctions Limited operates as an auction house in New Zealand. It also operates as a licensed motor vehicle trader that sources imported vehicles and general goods for auction. The company offers used vehicles, such as trucks, damaged insurance salvaged vehicles, light commercial vehicles, and passenger cars; and commercial goods, including heavy plant and machinery, police and custom seized goods, liquidator sales, catering equipment, computers, and furniture. In addition, it provides motor vehicle finance to auction customers; a range of mechanical breakdown insurance and motor vehicle insurance; vehicle inspection services for lease companies; and vehicle refurbishment services. The company serves private vendors and buyers, lease car companies, rental car companies, car dealers, vehicle importers, insolvency experts, insurance companies, finance companies, and commercial fleet owners. Turners Auctions Limited is based in Auckland. Share Price: $ 1.81 52-Week Low: $ 1.41 52-Week High: $ 1.86 Market Cap: $ 50m Net Debt: $ 6m Enterprise Value: $ 56m ($ in USD) Detailed Comparison of Selected Public Companies Source: Capital IQ Note: Data as of market close on 11/11/2013.

II. Profiles of Precedent Transactions Targets 38

39 Precedent Transactions Analysis Descriptions of Target Companies Profiles of Precedent Transactions Targets Source: Public filings, Capital IQ. Target Description Noble Investments Operates as a coin and stamp dealer and auctioneer company in the United Kingdom, North America and internationally. The Company engages in the retail trading and auctioning of collectibles. Recovery Services Operates as an auto salvage disposal company. The Company acts as a broker and facilitates the auction of salvaged cars. It is also known as Gainesville Salvage & Disposal. Stack's Bowers Numismatics Engages in the retail and auction sale of coins in the United States. It sells various coins related to the United States, other countries and ancient and medieval times. StampWants.com The Company is an online auction marketplace and community connecting buyers and sellers of collectibles. GoIndustry DoveBid Provides asset management, valuation services and asset disposition programs that comprise of online auctions and industry-specific online exchanges. Asset Nation Provides asset transition and asset recovery solutions for buyers and sellers including online auction marketplaces and solutions for surplus and salvage equipment. Openlane Operates as an Internet-based business-to-business automotive remarketing company. It specializes in the online remarketing of used vehicles between sellers of vehicles, such as rental companies, lease finance companies, and automotive fleet companies; and automobile dealers. Southern Bullion Coin and Jewelry Buys and sells bullion, rare coins, paper money, pre-owned watches, diamonds, and gold and silver jewelry in the United States. Crown Jewel Provides high brand and street brand apparel products in an auction format online. The Company is based in Tokyo, Japan. TruckCenter.com Conducts land-based and internet public auctions for transportation assets.

40 Precedent Transactions Analysis Descriptions of Target Companies (Cont’d) Profiles of Precedent Transactions Targets Source: Public filings, Capital IQ. Target Description Japan Bike Auction Provides motorcycle auction services in both a traditional and online format. Stack’s Bowers Numismatics Engages in the retail and auction sale of coins in the United States. It sells various coins related to the United States, other countries and ancient and medieval times. KVD-Kvarndammen Bilauktioner Provides online car auction services in Sweden. It also offers auctions for trucks and caravans. RealtyBid Provides an online bidding platform for real estate auctions. It hosts bidding events for residences, condominiums, ranches and land, luxury properties, commercial assets, international properties and bank-owned assets. Benham Collectibles Provides scarce and exclusive collectibles in the United Kingdom and internationally. Universal Salvage Manages the collection and disposal of vehicles, selling most of these vehicles at auction (in-door, out-door, and online) and recycling the remaining vehicles through its authorized recycling facilities. ADESA, Inc. Provides wholesale vehicle auctions and used vehicle dealer floorplan financing services in North America. Hometown Auto Retailers Operates an auto car auctioning business and has an online automotive dealer, selling new and used vehicles in the United States. Superior Galleries Sells rare coins on a retail, wholesale, and auction basis in the United States. It also provides auction services for customers seeking to sell their own coins. Tradera AB Provides auction services to buy and sell various goods through its web site.

41 Precedent Transactions Analysis Descriptions of Target Companies (Cont’d) Profiles of Precedent Transactions Targets Source: Public filings, Capital IQ. Target Description Insurance Auto Auctions Provides auction solutions for the redistribution of damaged vehicles, recovered stolen vehicles, and other salvage vehicles principally on a consignment basis or purchase method. iBazar Engages in online auction business and person to person online trading services in France. Canadian Auction Group Owns and operates more than 13 auction facilities that offer auction services for older motor vehicles.